                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 MARCH 20, 2000

                          BEACON CAPITAL PARTNERS, INC.
               (Exact name of registrant as specified in charter)

        MARYLAND                        000-24905                04-3403281
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission file number)      (IRS employer
    of incorporation)                                        identification no.)

          ONE FEDERAL STREET, 26TH FLOOR, BOSTON, MASSACHUSETTS, 02110
          ------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (617) 457-0400

ITEM 5 - OTHER EVENTS

         Beacon Capital Partners, Inc. (the "Company") announced on March 20, 2000 that it has declared a distribution. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.

ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (c)      Exhibits

       Exhibit 99.1 - Press Release of Beacon Capital Partners, Inc.,
                      dated March 20, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BEACON CAPITAL PARTNERS, INC.

Date: March 20, 2000               By: /s/ Randy J. Parker
                                      ---------------------------------------
                                      Randy J. Parker
                                      Senior Vice President and
                                      Chief Financial Officer

                                  EXHIBIT INDEX

      EXHIBIT NO.    DESCRIPTION
      ------------   -----------
      Exhibit 99.1 - Press Release of Beacon Capital Partners, Inc.,
                     dated March 20, 2000.